                                                                    EXHIBIT 99.7

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $2,770,988,318.32
Beginning of the Month Finance Charge Receivables:               $148,890,576.71
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $2,919,878,895.03

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $2,713,239,181.93
End of the Month Finance Charge Receivables:                     $146,779,029.04
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $2,860,018,210.97

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $1,850,000,000.00
End of the Month Transferor Amount                               $863,239,181.93
End of the Month Transferor Percentage                                    31.82%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $64,856,478.76
     60-89 Days Delinquent                                        $52,293,062.01
     90+ Days Delinquent                                          $95,806,017.67

     Total 30+ Days Delinquent                                   $212,955,558.44
     Delinquent Percentage                                                 7.45%

Defaulted Accounts During the Month                               $18,329,963.19
Annualized Default Percentage                                              7.94%













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Jan-2002                         1996-C                                   Page 2


Principal Collections                                            $336,310,135.51
Principal Payment Rate                                                    12.14%

Total Payment Rate                                                        13.04%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $184,500,000.00
     Class B Initial Invested Amount                              $19,125,000.00
     Class C Initial Invested Amount                              $21,375,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $225,000,000.00

     Class A Invested Amount                                     $246,000,000.00
     Class B Invested Amount                                      $25,500,000.00
     Class C Invested Amount                                      $28,500,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $300,000,000.00

     Class A Adjusted Invested Amount                            $246,000,000.00
     Class B Adjusted Invested Amount                             $25,500,000.00
     Class C Adjusted Invested Amount                             $28,500,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $300,000,000.00

PREFUNDED AMOUNT                                                           $0.00

FLOATING ALLOCATION PERCENTAGE                                            10.83%
PRINCIPAL ALLOCATION PERCENTAGE                                           10.83%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                  $36,410,489.33

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                      $4,810,826.49

MONTHLY SERVICING FEE                                                $375,000.00

INVESTOR DEFAULT AMOUNT                                            $1,984,486.51

Jan-2002                         1996-C                                   Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

      Class A Finance Charge Collections                           $4,252,377.70
      Other Amounts                                                        $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $4,252,377.70

      Class A Monthly Interest                                       $415,193.33
      Class A Servicing Fee                                          $307,500.00
      Class A Investor Default Amount                              $1,627,278.94

TOTAL CLASS A EXCESS SPREAD                                        $1,902,405.43

CLASS A REQUIRED AMOUNT                                                    $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

      Class B Finance Charge Collections                             $440,795.26
      Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $440,795.26

      Class B Monthly Interest                                        $48,198.54
      Class B Servicing Fee                                           $31,875.00

TOTAL CLASS B EXCESS SPREAD                                          $360,721.72
CLASS B INVESTOR DEFAULT AMOUNT                                      $168,681.35
CLASS B REQUIRED AMOUNT                                              $168,681.35

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

CLASS C MONTHLY SERVICING FEE                                         $35,625.00

Jan-2002                          1996-C                                  Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,720,155.68

     Excess Spread Applied to Class A Required Amount                      $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Required Amount                $168,681.35

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                       $0.00

     Excess Spread Applied to Class C Required Amount                $256,506.64

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee             $62,500.00

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Spread Account                               $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $2,232,467.69

Jan-2002                         1996-C                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $13,859,546.57

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                              $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                  $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                              $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.06%
    Base Rate (Prior Month)                                                4.13%
    Base Rate (Two Months Ago)                                             4.32%
                                                                           ----
THREE MONTH AVERAGE BASE RATE                                              4.17%

    Portfolio Yield (Current Month)                                       12.81%
    Portfolio Yield (Prior Month)                                         11.99%
    Portfolio Yield (Two Months Ago)                                      12.87%
                                                                          -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.55%

Jan-2002                             1996-C                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $36,410,489.33

INVESTOR DEFAULT AMOUNT                                            $1,984,486.51

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                         $0.00
    Allocable to Class B Certficates                                       $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                           0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                  $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $38,394,975.84

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00
CLASS C INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                     $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                     $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                $9,000,000.00
    Available Cash Collateral Amount                               $9,000,000.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                                -----------------------------
                                                Tracie H. Klein
                                                First Vice President